APRIL 24, 2025 I N V E S T O R P R E S E N T A T I O N T H I R D Q U A R T E R F I S C A L 2 0 2 5 EXHIBIT 99.2

Forward Looking Statements & Financial Measures 2 This presentation may include certain “forward-looking statements,” which are made in good faith by Kearny Financial Corp. (the “Company”) pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties, such as statements of the Company’s plans, objectives, expectations, estimates and intentions that are subject to change based on various important factors (some of which are beyond the Company’s control). In addition to the factors described under Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K, and subsequent filings with the Securities and Exchange Commission, the following factors, among others, could cause the Company’s financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: • the strength of the United States economy in general and the strength of the local economy in which the Company conducts operations, • the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rates, market and monetary fluctuations, • the impact of changes in laws, regulations and government policies regarding financial institutions (including laws concerning taxation, banking, securities and insurance), • changes in accounting policies and practices, as may be adopted by regulatory agencies, the Financial Accounting Standards Board (“FASB”) or the Public Company Accounting Oversight Board, • technological changes, • competition among financial services providers, and • the success of the Company at managing the risks involved in the foregoing and managing its business. The Company cautions that the foregoing list of important factors is not exhaustive. Readers should not place any undue reliance on any forward looking statements, which speak only as of the date made. The Company does not undertake any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company. This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Management uses these “non-GAAP” measures in its analysis of the Company’s performance. Management believes these non-GAAP financial measures allow for better comparability of period to period operating performance. Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of the non-GAAP measures used in this presentation to the most directly comparable GAAP measures is provided in the Appendix to this presentation.

Kearny Financial Corp. Company Overview NASDAQ: KRNY Founded: 1884 Assets: $7.7 billion Loans $5.8 billion Deposits $5.7 billion TBV Per Share: $9.80 Market Cap: $404.3 million1 1 As of June 30, 2024 2 As of June 30, 2024 Source: S&P Global Market Intelligence & Company Filings 3 Branch/Office Footprint Company Profile Ranked among the top 10 New Jersey-based financial institutions by assets and deposits. Operates 43 full-service branches across 12 counties in New Jersey and New York City. Active acquirer, having completed seven whole-bank acquisitions since 1999. Focus is on helping our clients achieve their financial goals for today and aspirations for tomorrow – creating communities that thrive. Source: Company Filings 1 As of March 31, 2025. 3

4 Founded Kearny, NJ 1884 Obtained Federal Charter 1941 South Bergen Savings Bank Acquired 1999 Pulaski Bancorp Acquired 2003 West Essex Bank Acquired 2004 Completed First-Step Mutual Conversion & IPO of $218.2M 2005 Central Jersey Bancorp Acquired 2011 Atlas Bank Acquired 2014 Formed the KearnyBank foundation funded with $10M 2015 Completed Second-Step Conversion and $717.5M Stock Offering 2015 Converted to NJ State - Chartered Savings Bank 2017 Clifton Bancorp Acquired 2018 MSB Financial Corp. Acquired 2020 Introduced Private Client Services 2021 Established Kearny Investment Services 2022 141 Years: Franchise Milestones “Serving our Communities and Clients” 4

3Q25 Financial Highlights 1 GAAP to Adjusted reconciliation on page 19. No adjustments for this quarter. 2 Excludes Yield Adjustments. Source: Company Filings. 5 Net Income GAAP Adjusted1 $6.6 million $6.6 million Basic/Diluted EPS GAAP Adjusted1 $0.11 $0.11 Net Interest Income CET-1 Ratio $34.0 million 14.48% Total Assets $7.7 billion Total Deposits Total Loans2 $5.7 billion $5.8 billion Net Income: Reported net income for 3Q 2025 was $6.6 million, or $0.11 per diluted share. Net Interest Margin: Expanded by eight basis points to 1.90% in 3Q 2025, driven by growth in loans and deposits, coupled with broad- based decreases in deposit rates. Total Assets and Deposits: Deposit growth continued during the quarter increasing by $36.3 million to $5.7 billion, driven by growth in interest-bearing demand deposits and consumer savings deposits. Asset Quality and Charge-offs: Asset quality remained very strong, with non-performing assets at 0.49% and nominal net charge-offs totaling 0.03% of average loans.

Capital Strength Equity Capitalization Level 1 Kearny Financial Corp. (NASDAQ: KRNY) Regulatory Capital Ratios as of March 31, 2025 are preliminary. 2 Equity to Asset ratio, for June 30, 2024 going forward, was impacted by previously disclosed goodwill impairment. Source: Company Filings. 6 Regulatory Capital Ratios1,2 2 8.34% 8.43% 8.31% 8.27% 8.31% 10.83% 9.81% 9.67% 9.63% 9.67% 3Q24 4Q24 1Q25 2Q25 3Q25 Tangible Common Equity / Tangible Assets Equity / Assets 9.22% 14.48% 14.48% 15.32% 5.00% 6.50% 8.00% 10.00% Tier 1 Leverage Common Equity Tier 1 Tier 1 Risk-Based Capital Total Risk-Based Capital KRNY Well Capitalized Regulatory Minimum

Track Record of Strong Credit Performance 1 Data provided by Federal Reserve Bank of St. Louis. Source: Company Filings. 7 Net Charge-offs to Average Total Loans Cumulative charge-offs for KRNY between 2006 and 3Q25 were minimal, totaling $39.7 million. Between 2006 and 2024, including the periods of the Global Financial Crisis and the COVID-19 Pandemic, KRNY maintained an average annual net charge-off rate of 9 basis points, significantly lower than the 48 basis points average for all commercial banks (US Banks not among the top 100)1. 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 3Q25 Commercial Banks (not among top 100) KRNY Global Hurricane Sandy COVID-19 Pandemic

Diversified Loan Portfolio Loan Composition1 Geographic Distribution1 Loan Trend 1 As of March 31, 2025. Source: S&P Global Market Intelligence & Company Filings. 8 ($ millions) 1-4 Family 30.1% Home Equity 0.9% Multi-family 46.7% CRE 16.9% Construction 3.0% C&I 2.4% QTD Yield on Loans 4.46% New York 33.4% New Jersey 55.5% Pennsylvania 6.1% Other 4.9% LTV 60.8% $1,742 $1,756 $1,768 $1,765 $1,761 $2,645 $2,646 $2,646 $2,723 $2,733 $966 $948 $951 $950 $988 $5,775 $5,749 $5,786 $5,800 $5,850 3Q24 4Q24 1Q25 2Q25 3Q25 1-4 Family Home Equity Multi-family CRE Construction C&I

Multifamily Loan Portfolio Multifamily Loan Portfolio Composition1 New York City (“NYC”) Multifamily1 Source: Company Filings 1 As of March 31, 2025. 9 Observations $ in millions NYC Multifamily Loan Portfolio by Location NYC Multifamily Portfolio: $1.2 billion Average Loan Balance: $3.47 million Weighted Average LTV: 61.8% Nonperforming Loans / Total MF Loans: 0.99% Calendar Year 2025 Maturity & Repricing: $137.8 million Loan Value % Brooklyn $813 64.1% Queens 170 13.4% Manhattan 140 11.1% Bronx 144 11.4% Total NYC MF Loan Portfolio $1,268 100.0% Outstanding Asset Quality: Exceptional asset quality across multiple credit cycles. Diversified Portfolio: Less than half of the Multifamily portfolio is in NYC, with only 5% rent-regulated. Upcoming Loan Maturities: 11% of NYC Multifamily loans maturing or repricing in 2025. Majority NYC Free Market 40.1% Outside NYC 55.0% Fully NYC Rent Regulated 2.0% Majority NYC Rent Regulated 3.0% Total MF $2.7B

CRE Loan Detail Source: Company Filings. 1 As of March 31, 2025. 10 CRE Portfolio by Collateral Type1 CRE Loan Geographic Distribution1 Total CRE $988M New Jersey 55.2% Brooklyn 9.2% New York (Ex. Brooklyn) 26.9% Pennsylvania 4.3% Other 4.4% LTV 50.8% Retail 29.6% Mixed Use 24.7% Office 12.6% Industrial 18.7% Specialty & Other 10.3% Medical 4.1%

Office Portfolio 1 As of March 31, 2025. Source: Company Filings. 11 Office Portfolio by Contractual Maturity1 12.6% of total CRE portfolio or $124 million Average loan size of $1.9 million ($ millions) Office Loan Geographic Distribution1 LTV 49.9% DSCR 1.8x Total Office $124M $3 $9 $35 $17 $9 $51 $0 $10 $20 $30 $40 $50 $60 2025 2026 2027 2028 2029 2030+ Manhattan 18.3% New York (Excl. Manhattan) 15.2% New Jersey 64.1% Other 2.4%

Asset Quality Metrics Non-Performing Assets / Total Assets Allowance for Credit Losses 1 As of March 31, 2025; amounts shown in millions. Source: Company Filings. 12 Net Charge-Offs / Average Loans Non-Performing Loans1 $ in millions 0.02% 0.25% 0.01% 0.04% 0.03% 3Q24 4Q24 1Q25 2Q25 3Q25 0.50% 0.52% 0.51% 0.49% 0.49% 3Q24 4Q24 1Q25 2Q25 3Q25 Multi- family $24.9 CRE $5.8 C&I $1.8 1-4 Family $5.2 Home Equity $0.1 NPL’s $37.7M $44.7 $44.1 $44.2 $44.3 $44.3 $0.2 $0.9 $0.8 $0.2 $0.1 0.78% 0.78% 0.78% 0.77% 0.76% 3Q24 4Q24 1Q25 2Q25 3Q25 ACL Balance - Individually Analyzed ACL Balance - Collectively Evaluated ACL to Total Loans Receivable Increase driven by a single C&I relationship

Granular Deposit Franchise 1 As of March 31, 2025. Source: Company Filings. 13 Non-Maturity Deposit Mix1 ($ millions) 21.4% 12.8% 13.3% 42.2% 10.3% Deposit Composition $1,235 $1,199 $1,216 $1,214 $1,218 $408 $408 $733 $733 $733 $630 $643 $682 $742 $758 $2,349 $2,309 $2,248 $2,380 $2,411 $586 $598 $592 $602 $587$5,209 $5,158 $5,470 $5,671 $5,707 3Q24 4Q24 1Q25 2Q25 3Q25 Retail CDs Wholesale CDs Savings Interest Bearing DDA Non-interest Bearing DDA Consumer 64.0% Commercial 21.6% Government 14.4% Deposit Growth

Retail Deposit Detail 1 Quarters are based on a calendar year view. 2As of March 31, 2025. 3 Excludes brokered and state & local government deposits. Source: Company Filings. 14 Retail CDs Maturities1 Retail Deposit Segmentation2,3 ($ millions) Over the next 12 months, $1.1 billion in Retail CDs will mature and rollover at lower interest rates, contributing to an increase in the net interest margin. $384 $257 $276 $225 $77 3.98% 3.39% 3.83% 3.65% 2.28% 2Q25 3Q25 4Q25 1Q26 2Q26 & Beyond Maturities Weighted Avg Yield Product # of Accounts Balance ($ millions) Average Balance per Account Checking 52,761 $ 2,457 $ 46,569 Savings 30,400 757 24,914 CDs 23,666 1,205 50,926 Total Retail Deposits 106,827 $ 4,420 $ 41,372

Liquidity Available for Uninsured Deposits Estimated Uninsured Deposits Analysis1,2 1 Estimated amount of uninsured deposits reported in March 31, 2025 Call Report. 2 As of March 31, 2025. 15 Available liquidity is 3.0x greater than the estimated uninsured deposits, excluding the items mentioned above. Total available capacity increased by $106 million from December 31, 2024 and represents 31% of total assets. Liquidity Capacity2 1 Estimated Uninsured Deposit Analysis ($ millions) Estimated Uninsured Deposits 1,959$ Less: Collateralized State & Local Government Deposits (540) Less: Bank's wholly-owned subsidiary & Holding Company Deposits (620) Estimated uninsured deposits excluding items above: 799$ Total Deposits 5,707$ Estimated uninsured deposits, excluding items above, as a % of Total Deposits 14.0% Sources of Liquidity ($ millions) Liquidity Capacity Funding Utilized Available Capacity Internal Sources: Free Securities and other 87$ -$ 87$ External Sources: FRB 1,627 - 1,627 FHLB 1,922 1,214 708 Total Liquidity 3,636$ 1,214$ 2,422$

Investment Securities 1 As of March 31, 2025. 2 Comprised entirely of securitized federal education loans with 97% U.S. government guarantees. 3 Assumes 29% marginal tax rate. Source: Company Filings. 16 Securities Composition1 Securities Average Balance & Yield Trend As of March 31, 2025, the after-tax net unrecognized loss on securities held- to-maturity was $9.9 million, or 1.56% of tangible equity3 AFS/HTM & Effective Duration ($ millions) AFS 88.9% HTM 11.1% Total Effective Duration ≈ 3.4 years Floating rate securities ≈ 33.4% $1,397 $1,357 $1,327 $1,296 $1,261 4.46% 4.39% 4.36% 4.28% 4.06% 3Q24 4Q24 1Q25 2Q25 3Q25 Securities Portfolio Yield on Investments Corporate Bonds 11.5% CLO 28.8% ABS Student Loans 6.2% Agency MBS 52.8% Municipal Bonds 0.8% 2

Best-in-Class Operating Efficiency 1 Adjusted for non-routine transactions. GAAP to Adjusted reconciliation on page 19 Source: S&P Global Market Intelligence & Company Filings. 17 Adjusted Non-interest Expense to Average Assets1 Deposits per Branch 1.76% 1.73% 1.61% 1.55% 1.62% 1.69% 1.51% 1.50% 1.56% 2017 2018 2019 2020 2021 2022 2023 2024 YTD 3Q25 $68 $74 $75 $96 $114 $130 $131 $120 $133 2017 2018 2019 2020 2021 2022 2023 2024 YTD 3Q25 1.9x ($ millions)

18 Conservative Underwriting Culture Comprehensive CRE / Multifamily Underwriting Highly disciplined LTV and DSCR standards Interest rates stressed at origination DSCR based on in-place rents, not projections, with conservative allowances for vacancy NOI underwritten to include forecasted expense increases and full taxes (where a tax abatement exists) Approval Authority & Underwriting Consistency Lending authority aggregated by borrower/group of related borrowers Technology ensures consistent and efficient underwriting and risk rating process Multi-faceted Loan Review & Stress Testing Semi-annual third-party loan-level stress testing and annual capital-based stress testing Quarterly third-party portfolio loan review with 65% of total portfolio reviewed on an annual basis Annual internal loan reviews on all commercial loans with balances of $2.5 million or greater Proactive Workout Process Dedicated team of portfolio managers and loan workout specialists Weekly meetings comprised of loan officers, credit personnel and special assets group to pre-emptively address delinquencies or problem credits Philosophy of aggressively addressing impaired assets in a timely fashion Senior Credit Officer Approval Management Loan Committee Approval Board Loan Committee Approval

Non-GAAP Reconciliation 19 Reconciliation of GAAP to Non-GAAP For the quarter ended For the quarter ended For the quarter ended For the quarter ended For the quarter ended (Dollars and Shares in Thousands, Except Per Share Data) March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 Adjusted net income: Net income (loss) (GAAP) $6,648 $6,566 $6,092 ($90,079) $7,397 Non-recurring transactions - net of tax: Net effect of sale and call of securities - - - - - Net effect of bank-owned life insurance restructure - - - 392 - Goodwill impairment - - - 95,283 - Adjusted net income $6,648 $6,566 $6,092 $5,596 $7,397 Calculation of pre-tax, pre-provision net revenue: Net income (loss) (GAAP) $6,648 $6,566 $6,092 ($90,079) $7,397 Adjustments to net income (GAAP): Provision for income taxes $1,200 $1,251 $1,086 ($917) $1,717 Provision for credit losses $366 $107 $108 $3,527 $349 Pre-tax, pre-provision net revenue (non-GAAP) $8,214 $7,924 $7,286 ($87,469) $9,463 Adjusted earnings per share: Weighted average common shares - basic 62,548 62,443 62,389 62,254 62,205 Weighted average common shares - diluted 62,713 62,576 62,420 62,330 62,211 Earnings per share - basic (GAAP) $0.11 $0.11 $0.10 ($1.45) $0.12 Earnings per share - diluted (GAAP) $0.11 $0.10 $0.10 ($1.45) $0.12 Adjusted earnings per share - basic (non-GAAP) $0.11 $0.11 $0.10 $0.09 $0.12 Adjusted earnings per share - diluted (non-GAAP) $0.11 $0.10 $0.10 $0.09 $0.12 Pre-tax, pre-provision net revenue per share: Pre-tax, pre-provision net revenue per share - basic (non-GAAP) $0.13 $0.13 $0.12 ($1.41) $0.15 Pre-tax, pre-provision net revenue per share - diluted (non-GAAP) $0.13 $0.13 $0.12 ($1.41) $0.15 Adjusted return on average assets: Total average assets $7,633,734 $7,633,900 $7,688,433 $7,695,080 $7,851,721 Return on average assets (GAAP) 0.35% 0.34% 0.32% -4.68% 0.38% Adjusted return on average assets (non-GAAP) 0.35% 0.34% 0.32% 0.29% 0.38% Adjusted return on average equity: Total average equity $745,225 $747,850 $750,678 $751,070 $844,782 Return on average equity (GAAP) 3.57% 3.51% 3.25% -47.97% 3.50% Adjusted return on average equity (non-GAAP) 3.57% 3.51% 3.25% 2.98% 3.50%